Exhibit 10.7

CONFIRMATION

Date:	August 12, 2008

To:	RadioShack Corporation (“Issuer”)

Telefax No.:	(817) 415-2638

Attention:	Raymond C. Vines, CPA, CTP
Director - Treasury Operations

From:	Citibank, N.A. (“Bank”)

Telefax No.:	(212) 615-8985

The purpose of this communication (this “Confirmation”) is to set forth the terms and conditions of the above-referenced Transaction entered into on the Trade Date specified below between you and us. This Confirmation supplements, forms a part of, and is subject to the Master Terms and Conditions for Warrants Issued by RadioShack Corporation, between Bank and Issuer, dated as of August 12, 2008 and as amended from time to time (the “Master Confirmation”).

1. The definitions and provisions contained in the Definitions (as such term is defined in the Master Confirmation) and in the Master Confirmation are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

2. The particular Transaction to which this Confirmation relates shall have the following terms:

Trade Date:	August 12, 2008

Effective Date:	August 13, 2008

Strike Price:	USD36.6000

Premium:	USD 20,767,500.00

Premium Payment Date:	August 18, 2008

Final Disruption Date:	March 25, 2014

Maximum Delivery Amount:	Two times the Number of Shares

For each Component of the Transaction, the Number of Warrants and Expiration Date are as set forth below.

Component Number	Number of Warrants	Expiration Date
1.	89,356	November 1, 2013
2.	89,356	November 4, 2013

3.	89,356	November 5, 2013
4.	89,356	November 6, 2013
5.	89,356	November 7, 2013
6.	89,356	November 8, 2013
7.	89,356	November 11, 2013
8.	89,356	November 12, 2013
9.	89,356	November 13, 2013
10.	89,356	November 14, 2013
11.	89,356	November 15, 2013
12.	89,356	November 18, 2013
13.	89,356	November 19, 2013
14.	89,356	November 20, 2013
15.	89,356	November 21, 2013
16.	89,356	November 22, 2013
17.	89,356	November 25, 2013
18.	89,356	November 26, 2013
19.	89,356	November 27, 2013
20.	89,356	November 29, 2013
21.	89,356	December 2, 2013
22.	89,356	December 3, 2013
23.	89,356	December 4, 2013
24.	89,356	December 5, 2013
25.	89,356	December 6, 2013
26.	89,356	December 9, 2013
27.	89,356	December 10, 2013
28.	89,356	December 11, 2013
29.	89,356	December 12, 2013
30.	89,356	December 13, 2013
31.	89,356	December 16, 2013
32.	89,356	December 17, 2013
33.	89,356	December 18, 2013
34.	89,356	December 19, 2013
35.	89,356	December 20, 2013
36.	89,356	December 23, 2013
37.	89,356	December 24, 2013
38.	89,356	December 26, 2013
39.	89,356	December 27, 2013
40.	89,356	December 30, 2013
41.	89,356	December 31, 2013
42.	89,356	January 2, 2014
43.	89,356	January 3, 2014
44.	89,356	January 6, 2014
45.	89,356	January 7, 2014
46.	89,356	January 8, 2014
47.	89,356	January 9, 2014
48.	89,356	January 10, 2014
49.	89,356	January 13, 2014
50.	89,356	January 14, 2014
51.	89,356	January 15, 2014
52.	89,356	January 16, 2014
53.	89,356	January 17, 2014
54.	89,356	January 21, 2014
55.	89,356	January 22, 2014

56.	89,356	January 23, 2014
57.	89,356	January 24, 2014
58.	89,356	January 27, 2014
59.	89,356	January 28, 2014
60.	89,356	January 29, 2014
61.	89,356	January 30, 2014
62.	89,356	January 31, 2014
63.	89,356	February 3, 2014
64.	89,356	February 4, 2014
65.	89,356	February 5, 2014
66.	89,356	February 6, 2014
67.	89,356	February 7, 2014
68.	89,356	February 10, 2014
69.	89,356	February 11, 2014
70.	89,356	February 12, 2014
71.	89,356	February 13, 2014
72.	89,356	February 14, 2014
73.	89,356	February 18, 2014
74.	89,356	February 19, 2014
75.	89,356	February 20, 2014
76.	89,356	February 21, 2014
77.	89,356	February 24, 2014
78.	89,356	February 25, 2014
79.	89,356	February 26, 2014
80.	89,356	February 27, 2014
81.	89,356	February 28, 2014
82.	89,356	March 3, 2014
83.	89,356	March 4, 2014
84.	89,356	March 5, 2014
85.	89,356	March 6, 2014
86.	89,356	March 7, 2014
87.	89,356	March 10, 2014
88.	89,356	March 11, 2014
89.	89,356	March 12, 2014
90.	89,389	March 13, 2014

Issuer hereby agrees (a) to check this Confirmation promptly upon receipt so that errors or discrepancies can be promptly identified and rectified and (b) to confirm that the foregoing correctly sets forth the terms of the agreement between us with respect to the particular Transaction to which this Confirmation relates, by manually signing this Confirmation and providing any other information requested herein or in the Master Confirmation and immediately returning an executed copy to Confirmation Unit via 212-615-8985. Hard copies should be returned to Citibank, N.A., 333 West 34th Street, 2nd Floor, New York, New York 10001, Attention: Confirmation Unit.

Yours sincerely,

CITIBANK, N.A.

By:	/s/ Jason Shrednick
Name:	Jason Shrednick
Title:	Authorized Signatory

Confirmed as of the date first above written:

RADIOSHACK CORPORATION

By:	/s/ James Gooch
Name:	James Gooch
Title:	Chief Financial Officer